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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 14, 1996, included in LSI Industries Inc.'s Form 10-K for the year ended June 30, 1996 and to all references to our Firm included in this registration statement.

                                             ARTHUR ANDERSEN LLP

Cincinnati, Ohio
July 14, 1997